                                                                    Exhibit 10.6


                     DOSKOCIL MANUFACTURING COMPANY, INC.

                                  $85,000,000

              10 1/8% Series A Senior Subordinated Notes due 2007

                              PURCHASE AGREEMENT

                              September 11, 1997



              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                       NATIONSBANC CAPITAL MARKETS, INC.

                                  $85,000,000

              10 1/8% Series A Senior Subordinated Notes due 2007

                    of DOSKOCIL MANUFACTURING COMPANY, INC.

                              PURCHASE AGREEMENT


                                                              September 11, 1997

Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Capital Markets, Inc.

c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
    277 Park Avenue
    New York, New York  10172

Ladies and Gentlemen:

       Doskocil Manufacturing Company, Inc., a Texas corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette
 -------
Securities Corporation  ("DLJ") and NationsBanc Capital Markets, Inc.
                          ---
("NationsBanc") (each an "Initial Purchaser" and, together, the "Initial
-------------             -----------------                      -------
Purchasers") an aggregate of $85,000,000 in principal amount of its 10% Series
----------
A Senior Subordinated Notes due 2007 (the "Series A Notes"), subject to the
                                           --------------
terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of
                                                 ---------
the Closing Date (as defined below), between the Company and First Trust National Association, as trustee (the "Trustee"). The Series A Notes and the
                                       -------
Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the
                           -----
"Guarantees") by future Subsidiaries of the Company as further provided in the
-----------
Indenture. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum (as defined herein).

       1.  Offering Memorandum.  The Series A Notes will be offered and sold to
           -------------------
the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated August 29, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated
      -------------------------------
September 12, 1997 (the "Offering Memorandum"), each relating to the Series A
                         -------------------
Notes.

       Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities (other than the Series B Notes) issued in exchange therefor or in substitution thereof) shall bear the following legend:

            "THE NOTES (OR THEIR PREDECESSORS) EVIDENCED HEREBY WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTES MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE

       COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

       2.   Agreements to Sell and Purchase.  On the basis of the
            -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").
 --------------

       3.   Terms of Offering.  The Initial Purchasers have advised the Company
            -----------------
that the Initial Purchasers will make offers (the "Exempt Resales") of the
                                                   --------------
Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) to persons permitted to purchase
                             ----
the Series A Notes in offshore transactions in reliance upon Regulations under the Act (each, a "Regulations Purchaser") (such persons specified in clauses
                  ----------------------
(i) and (ii)  being referred to herein as the "Eligible Purchasers").  The
                                               -------------------
Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at the offering price set forth on the cover of the Offering Memorandum. Such price may be changed at any time without notice.

       Holders (including subsequent transferees) of the Series A Notes will have registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, substantially as
------------------------------
described in the Offering Memorandum and containing other customary and reasonable provisions. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration
-----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Company's 10% Series B Senior Subordinated Notes (the "Series B Notes"),
                                                               --------------
to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and/or
                    --------------

(ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer
-----------------------------
Registration Statement, the "Registration Statements") relating to the resale by
                             -----------------------
certain holders of the Series A Notes and use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Registration Rights Agreement, the Agreement and Plan of Merger, to be dated as of September 19, 1997 (the "Merger Agreement"), between the Company and Dogloo, Inc., a
               ----------------
California corporation ("Dogloo"), and the Credit Agreement, to be dated as of
                         ------
or prior to the Closing Date (the "New Credit Facility"), among the Company, DLJ
                                   -------------------
and NationsBanc, as arrangers, certain lending parties thereto and NationsBank of Texas, N.A., as administrative agent, are hereinafter sometimes referred to collectively as the "Operative Documents."
                     -------------------

       4.   Delivery and Payment.
            --------------------

            (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at such location as may be mutually acceptable to the parties hereto. Such delivery and payment shall be made at 9:00 a.m., New York City time, on the fourth business day following the date of this Agreement, or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and the payment are herein called the "Closing Date."
     ------------

            (b) One or more of the Series A Notes in the definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate
  ---
principal amount of the Series A Notes (collectively, the "Global Note"), shall
                                                           -----------
be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

       5.   Agreements of the Company.  The Company hereby agrees with each
            -------------------------
Initial Purchaser as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by an Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by an Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(d) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. Subject to the Initial Purchasers' compli ance with their representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During the period referred to in Section 5(d) below, not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised.

          (d) If, after the date hereof during such period prior to the date on which the Exchange Offer is consummated as in your reasonable judgment you are required to deliver the Offering Memorandum in connection with Exempt Resales by you, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances as of the date the Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, promptly to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum, as so amended or supplemented, will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

          (e) Prior to the sale of all the Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service or process or taxation other than as to matters and transactions relating to Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

          (g) For so long as any of the Series A Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make
                                                      ------------
available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, upon request, the information ("Rule 144A Information") required by Rule 144A(d)(4)
                           ---------------------
under the Act.

          (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to performance of the obligations of the Company under this Agreement, including: (i) all fees and expenses in connection with the prepara tion, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements thereto (including financial statements) prior to or during the period specified in
Section 5(d), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them as specified herein, (ii) all costs and expenses related to the issuance and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or reproduction of any agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation
                                                   ----
System - PORTAL ("PORTAL"), (vii) all fees and expenses of the Trustee and
                  ------
Trustee's counsel in connection with the Indenture and the Notes, (viii) all costs and charges of any transfer agent, registrar and/or depositary (including
DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement and
(xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this
Section 5.

          (i) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (j) To use its best efforts to obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

          (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than the Notes) without the prior written consent of DLJ.

          (l) Not to, and not to permit any of its affiliates (as such term is defined in Rule 501(b) under the Act) to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that could be expected to be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

          (m) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, not to, and not to authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (n) To use its reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes.

       6.   Representations and Warranties of the Company.  As of the date
            ---------------------------------------------
hereof, the Company represents and warrants to each Initial Purchaser that:

            (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. The Company acknowledges for all purposes of this Agreement that the last paragraph on the cover page of the Preliminary Offering Memorandum and the Offering Memorandum, the information contained in the first and third paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum, and the information regarding stabilization on the inside front cover of the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information relating to the Initial Purchasers furnished to the Company in writing by any Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) and that the Initial Purchasers shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers. No contract or document that would be required to be described in the Offering Memorandum if the Offering Memorandum were contained in a registration statement on Form S-1 filed under the Act is not so described. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) Each of the Company and Dogloo has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Preliminary Offering Memorandum and the Offering Memorandum. The Company has the requisite corporate power and authority to authorize the offering of the Notes, and each of the Company and Dogloo has the requisite corporate power and authority to execute, deliver and perform its obligations under each Operative Document to which it is a party. Each of the Company and Dogloo is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not (i) have a material adverse effect on the business, financial condition or results of operations of the Company and Dogloo, taken as a whole, (ii) materially interfere with or materially adversely affect the issuance or marketability of the Series A Notes pursuant hereto or (iii) adversely affect in any manner the validity of this Agreement or the other Operative Documents (the events referred to in clauses (i) through (iii), a "Material Adverse Effect"). Neither the
                                    -----------------------
Company nor Dogloo has any subsidiaries.


          (c) The authorized, issued and outstanding capital stock of the Company upon the consummation of the Transactions (as defined in the Offering Memorandum) will be as set forth in the Offering Memorandum under "Pro Forma

Capitalization." All of the shares of issued and outstanding capital stock of the Company have been and, upon consummation of the Transactions, will be duly authorized and validly issued and are and, upon consummation of the Transactions, will be fully paid, nonassessable and not subject to any preemptive or similar rights.

          (d) This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery by the Initial Purchasers, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) limitations of applicable law regarding the enforceability of any rights to contribution or indemnification.

          (e) The Indenture has or will have been on or before the Closing Date duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery of the Indenture by the Trustee) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

          (f) The Series A Notes have or will have been on or before the Closing Date duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable. The

Series A Notes, when authenticated, executed and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (g) The Series B Notes will have been duly authorized by the Company on or before the Closing Date. When the Series B Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

          (h) The Registration Rights Agreement has or will have been on or before the Closing Date duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered by the Company, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery of the Registration Rights Agreement by the Initial Purchasers) except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity) and (iii) limitations of applicable law regarding the enforceability of any rights to contribution or indemnification. The Registration Rights Agreement conforms to the description thereof in the Offering Memorandum.

          (i) The Merger Agreement will have been duly authorized, executed and delivered by the Company and Dogloo and will be a valid and binding agreement of the Company and Dogloo on or before the Closing Date, enforceable against each of them in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) for general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity). On or before the Closing Date, the merger of Dogloo with and into the Company as contemplated by the Merger

Agreement (the "Merger") will have been approved by stockholders of the Company
                ------
and Dogloo holding the requisite number of shares to approve the Merger. The Merger Agreement conforms to the description thereof in the Offering Memorandum.

          (j) The transactions comprising the Recapitalization (as defined in the Offering Memorandum) conform to the description thereof in the Offering Memorandum.

          (k) Neither the Company nor Dogloo (i) is in violation of its respective charter or by-laws, or (ii)(a) before giving effect to the transactions contemplated by this Agreement and the other Transactions is, or
(b) assuming that the Transactions occur as contemplated by the Offering Memorandum will be, in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and Dogloo, taken as a whole, to which the Company or Dogloo is a party or by which the Company, Dogloo or any of their respective property is bound, except for any such violations and defaults as would not, singly or in the aggregate, have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for any such defaults or violations as would not, singly or in the aggregate, have a Material Adverse Effect, and except for indebtedness and other obligations that will be repaid in connection with the Transactions.

          (l) The execution, delivery and performance by the Company and Dogloo of each Operative Agreement to which either of them is a party, the issuance and sale of the Series A Notes as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not
(i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or as previously have been made or obtained and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 7 hereof), or (ii) violate the charter or by-laws of the Company or Dogloo, or (iii) constitute a breach of any of the terms or provisions of, or a default under, or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any material indenture, loan agreement, mortgage, lease or other material agreement or instrument to which the Company or Dogloo is a party or by which the Company or Dogloo or their respective property is subject, except for indebtedness and other obligations that will be repaid in connection with the Transactions, or (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, Dogloo or their respective property (assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 7 hereof), or (v) result in the termination or revocation of any permit (as defined below) of the Company or Dogloo or result in any other impairment of the rights of the holder of any such permit, except, in the case of clause (i), (iii), (iv) or (v) above, for such conflicts or violations as would not, singly or in the aggregate, have a Material Adverse Effect.

          (m) The Company and Dogloo have good title in fee simple to all real property and good title to all personal property owned by them which is material to the business of the Company and Dogloo taken as a whole, in each case free and clear of all liens, encumbrances, pledges, claims, security interests, mortgages, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments and other burdens or adverse claims (collectively, "Liens"), except such as are Liens permitted under
                               -----
the debt instruments (including the Indenture) described in the Offering Memorandum or that will be repaid in connection with the Transactions, or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Dogloo or which would not, singly or in the aggregate, have a Material Adverse Effect. Any real property and buildings held under lease by the Company or Dogloo are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and Dogloo, except as described in the Offering Memorandum or which would not, singly or in the aggregate, have a Material Adverse Effect.

          (n) There is no legal or governmental proceeding pending or, to the Company's knowledge, threatened to which the Company or Dogloo is bound or would reasonably be expected to be a party or to which any of their respective property is or would reasonably be expected to be subject, except for any such proceedings as would not, singly or in the aggregate, have a Material Adverse Effect.

          (o) To the Company's knowledge, no action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder or the issuance of the Series A Notes, or suspends the sale of the Series A Notes in any jurisdiction referred to in
Section 5(e). To the Company's knowledge, no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or Dogloo which would prevent or suspend the issuance or sale of the Series A Notes in any jurisdiction referred to in Section 5(e) or the consummation of any transaction contemplated by the Operative Documents.

          (p) Except as would not, singly or in the aggregate, have a Material Adverse Effect, (i) neither the Company nor Dogloo is in violation of any Federal, state or local laws or regulations relating to pollution or protection of human health or the environment ("Environmental Laws"), which violation
                                     ------------------
includes, but is not limited to, noncompliance with or lack of any permits (as defined below) or other governmental authorizations; and (ii) (A) neither the Company nor Dogloo has received any communication, whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that are reasonably likely to lead to such violation in the future, (B) there is no pending or, to the Company's knowledge, threatened claim, action, investigation or notice by any person or entity alleging potential liability for investigatory, cleanup, or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to any actual, alleged or, to the Company's knowledge, threatened pollution or contamination, or any circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental
                                                            -------------
Claims"), and (C) there are no past or present actions, activities,
------
circumstances, conditions, events or incidents, that could reasonably be expected to form the basis of any Environmental Claim against the Company or Dogloo or against any person or entity whose liability for any Environmental Claim the Company or Dogloo has retained or assumed either contractually or by operation of law. In the ordinary course of its business, each of the Company and Dogloo, where required or appropriate, has conducted environmental investigations of, and has reviewed information regarding, its business properties and operations; on the basis of such review, the Company has reasonably concluded that such associated costs and liabilities are not likely to have a Material Adverse Effect.

          (q) Except for the Initial Purchasers, there are no contracts, agreements or understandings between the Company or Dogloo and any person granting such person the right to require the Company or Dogloo to include securities held by such person in any Registration Statement.

          (r) Except as would not be unlawful, neither the Company nor Dogloo has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (s) Except for the Initial Purchasers, there are no contracts, agreements or understandings between the Company or Dogloo and any person that would give rise to a valid claim against the Company, Dogloo or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

          (t) The Company has no knowledge of any actionable violation by the Company or Dogloo of any Federal, state or local law relating to employment practices, discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws, or of any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, except for any such violation as would not, singly or in the aggregate, have a Material Adverse Effect. There is (A) no significant unfair labor practice complaint pending against the Company or Dogloo or, to the best knowledge of the Company, threatened against either of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or Dogloo or, to the knowledge of the Company, threatened against either of them,
(B) no labor strike, dispute, slowdown or stoppage ("Labor Dispute") in which the Company or Dogloo is involved nor, to the best knowledge of the Company, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, and the Company is not aware of any existing or imminent Labor Dispute by the employees of any of its or Dogloo's principal suppliers, manufacturers or contractors, and (C) no question concerning union representation within the meaning of the National Labor Relations Act existing with respect to the employees of the Company or Dogloo and, to the knowledge of the Company, no union organizing activities with respect to such employees are taking place, except with respect to any matter specified in clause (A), (B), or
(C) above as would not, singly or in the aggregate, have a Material Adverse Effect.

          (u) Each of the Company and Dogloo has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals ("permits")
                                                                       -------
of, and has made all filings with and notice to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such permit or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such permit is valid and in full force and effect and each of the Company and Dogloo is in compliance with all the terms and conditions of its respective permits and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or elapse of time or both, would allow revocation, suspension or termination of any such permit, or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are unduly burdensome to the Company or Dogloo, except, in each case, where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (v) Except as otherwise disclosed in the Offering Memorandum or as would not, singly or in the aggregate, have a Material Adverse Effect, each of the Company and Dogloo owns or possesses all patents, patent rights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, in each case to the extent disclosed in the Offering Memorandum as being material to the business of the Company or Dogloo, as applicable (collectively, the "Intellectual Property"), presently
                                          ---------------------
employed by it in connection with the businesses now operated by it, and neither the Company nor Dogloo has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of such Intellectual Property in connection with the business and operations of the Company and Dogloo does not infringe on the rights of any person except as would not, singly or in the aggregate, have a Material Adverse Effect.

          (w) The accountants, Ernst & Young LLP, KPMG Peat Marwick LLP, and Grant Thornton LLP, that have certified the financial statements and related notes included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company (as for Ernst & Young LLP and KPMG Peat Marwick LLP) and Dogloo (as for Ernst & Young LLP and Grant Thornton LLP) as required by the Act and the Exchange Act. The respective historical financial statements of the Company and Dogloo, together with the related notes, included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (x) The respective historical financial statements of the Company and Dogloo, together with related notes forming part of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and Dogloo, respectively, on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum (and any amendment or supplement thereto) are presented and prepared on a basis consistent with such financial statements and the books and records of the Company and Dogloo, respectively.

          (y) The pro forma financial statements and related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and Dogloo and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering
Memorandum; and such pro forma financial statements and related notes comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Preliminary Offering Memorandum and the Offering Memorandum are, in all material respects, presented and prepared on a basis consistent with such pro forma financial statements.

          (z) The projected amounts of operating synergies and other cost savings resulting from the Merger included in the Offering Memorandum were determined by the Company with a reasonable basis and in good faith and the assumptions used in the determination of the amounts of such projected operating synergies and other cost reductions are all those that the Company believes are significant in projecting the amounts of such synergies and other cost reductions.

          (aa) Neither the Company nor Dogloo is and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, the Company will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (ab) Neither the Company, Dogloo nor any agent acting on behalf of either of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (ac) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth or contemplated in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development that might reasonably be expected to involve a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and Dogloo, taken as a whole, (ii) there has not been any material adverse change or any development that might reasonably be expected to involve a prospective material adverse change in the capital stock or a prospective material increase in the long-term debt of the Company or Dogloo and (iii) neither the Company nor Dogloo has incurred any liability or obligation, direct or contingent, that is material to the Company and Dogloo, taken as a whole.

          (ad) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (ae) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) was or will be used by the

Company, Dogloo or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and Dogloo make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby.
No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (af) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (ag) The Company, Dogloo and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and Dogloo make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S under the Act in connection with any offering of the Series A Notes outside the United States.

          (ah) Assuming the accuracy of the Initial Purchasers' representations, warranties and agreements set forth in Section 7 hereof, prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (ai) The Company and Dogloo each maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (aj) Except as would not, singly or in the aggregate, have a Material Adverse Effect, (a) all Tax returns required to be filed by the Company or Dogloo have been filed and all such returns are true, complete, and correct in all material respects, and (b) all Taxes that are due or claimed to be due from the Company or Dogloo have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles. For purposes of this Agreement, the term

"Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

          (ak) Immediately after and after giving effect to the offering of the Series A Notes as contemplated hereby, the use of proceeds therefrom as described in the Offering Memorandum and the consummation of the Merger and the other transactions contemplated by the Offering Memorandum, (i) the present fair salable value of the Company's assets shall be more than the amount that will be required to pay its debts (including contingent and unliquidated debts) as they become absolute and matured, (ii) the Company's assets, at a fair valuation, shall be greater than the sum of its debts (including contingent and unliquidated debts), (iii) the Company shall not be engaged in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction, and (iv) the Company shall not intend to incur or believe that it will incur debts beyond its ability to pay such debts as they become absolute and matured.

          (al) Except as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor Dogloo, nor any director, officer, agent, employee or other person associated with or acting on behalf of either of them has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or is in violation of any Federal "fraud and abuse legislation" or Federal "anti-kickback law."

          (am) Each certificate signed by any officer of the Company or Dogloo and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with this Agreement, the Notes, the Indenture or the Registration Rights Agreement on or prior to the Closing Date shall be deemed to be a representation and warranty of the Company or Dogloo, as applicable, to the Initial Purchasers as to the matters covered thereby.

       The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

     7.   Initial Purchasers' Representations and Warranties.  Each of the
          --------------------------------------------------
Initial Purchasers, severally and not jointly, represents and warrants to the Company and agrees that:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) Such Initial Purchaser represents and warrants that (i) no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, and (ii) it has not and will not solicit offers for or offer to sell Series A Notes in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1)(A) QIBs who, in purchasing the Series A Notes will be deemed to have represented and agreed that (x) they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (y) they acknowledge that the seller of such Series A Notes may be relying on the exemption from the provisions of Section 5 of the Act provided by Rule 144A thereunder and that such Series A Notes will not have been registered under the Act and (B) Regulation S Purchasers who, in purchasing the Series A Notes will be deemed to have represented and agreed that their purchase of Series A Notes pursuant to Regulation S is not part of a plan or a scheme to evade the registration provisions of the Act and (2) Eligible Purchasers that agree that (x) Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exception from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other acceptable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

     The Initial Purchasers acknowledge that the Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

     8.   Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Series A Notes pursuant to Section 5(g) hereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial

Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (b) Each Initial Purchaser agrees to indemnify and hold harmless the Company, its directors and officers and each person who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person
 -----------------
against whom such indemnity may be sought (the "indemnifying party") in writing
                                                ------------------
(provided that the failure to give such notice shall not relieve the
 --------
indemnifying party of its obligations under this Section 8 unless and only to the extent that the indemnifying party is materially prejudiced by the failure to notify) and the indemnifying party shall assume promptly the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), an Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed promptly to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than 10 business days after such indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or fault, culpability or failure to act, by or on behalf of the indemnified party.

               (d)  To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party, or is insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and any of the Initial Purchasers, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and any Initial Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and any of the Initial Purchasers shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (before deducting expenses but after deducting discounts and commissions received by the Initial Purchasers) received by the Company, and the total discounts and commission received by such Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and any of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or an Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Initial Purchaser (and its related indemnified parties) shall be required to contribute any amount in excess of the amount by which the total discounts and fees received by such Initial Purchaser in connection with the sale of Series A Notes pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser (and any related indemnified party) has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder, and not joint.

               (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   Conditions of Initial Purchasers' Obligations. The obligations of
               ---------------------------------------------
the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Company and Dogloo contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (c), (d) and (m) of this Section 9.

               (c) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth or contemplated in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and Dogloo, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or increase in the long-term debt of the Company or Dogloo and (iii) neither the Company nor Dogloo shall have incurred any material liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your good faith judgment, would have a Material Adverse Effect.

               (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Series A Notes or otherwise have a Material Adverse Effect; no action, suit or proceeding shall be pending against or, to the knowledge of the Company, threatened against, the Company or Dogloo before any court or arbitrator or any governmental body, agency or official which would reasonably be expected to prohibit, interfere with or adversely affect the issuance or sale of the Notes or otherwise have a Material Adverse Effect; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

               (e) On the Closing Date, the Initial Purchasers shall have received:

                    A. An opinion, dated the Closing Date, of O'Melveny & Myers LLP, special counsel for the Company, substantially to the effect that:

                    (1) Assuming the due authorization, execution and delivery of the Indenture by the Company and the Trustee, the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, (ii) for the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether enforcement is brought in a proceeding at law or in equity and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

                    (2) Assuming the due authorization of the Series A Notes by the Company, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except (i) as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally,
              (ii) for the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether enforcement is brought in a proceeding at law or in equity and (iii) the waiver as to stay, extension or usury laws may not be enforceable.

                    (3) Assuming the due authorization of the Series B Notes by the Company, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Series B Notes will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except (i) as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally,
               (ii) for the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether enforcement is brought in a proceeding at law or in equity and
               (iii) the waiver as to stay, extension or usury laws may not be enforceable.

                    (4) Assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Company and the Initial Purchasers, the Registration Rights Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, (ii) for the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether enforcement is brought in a proceeding at law or in equity and (iii) no option need be expressed as to the validity binding nature of enforceability of the provisions of Section 7 of the Registrations Rights Agreement.

                    (5) Based solely on such counsel's review of good standing certificates issued by the applicable governmental authorities in the states of California and Indiana, respectively, the Company is duly qualified and in good standing as a foreign corporation authorized to do business in the states of California and Indiana.

                    (6) The statements in the Offering Memorandum under the captions "The Doskocil Recapitalization," "The Merger," "Management--Employment and Other Arrangements," "Certain

               Relationships and Related Transactions" and "Description of Notes," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the information called for with respect to such legal matters, documents and proceedings.

                    (7) The execution and delivery of and performance by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and sale of the Series A Notes as contemplated by this Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture and the Registration Rights Agreement (but otherwise excluding the Transactions, including, without limitation, the use of proceeds from the offering of the Notes and the New Credit Facility as described in the Offering Memorandum under "Use of Proceeds") do not violate, breach or result in a default under any loan or credit agreement or any other material agreement, lease or instrument to which the Company or Dogloo is a party or by which either of them or their respective properties may be bound that will not be repaid in connection with the issuance of the Series A Notes and which is listed on the certificate of Donald Fritschen, Chief Financial Officer of the Company, attached to such opinion or on the certificate of Robert Polentz, Chief Financial Officer of Dogloo, attached to such opinion (collectively, the "Other Agreements") or (ii) violate any United
                                   ----------------
               States federal, New York or California statute or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Company or Dogloo or to transactions of the type contemplated by the Purchase Agreement except that no opinion need be expressed with regard to any Blue Sky or securities laws of any jurisdiction or (iii) result in the creation of any Lien upon any of the properties or assets of the Company or Dogloo under any mortgage, deed of trust, pledge or security interest of any nature under or pursuant to any Other Agreement (other than pursuant to the New Credit Facility and the other Loan Documents (as defined in the New Credit Facility)) upon, or with respect to, any of the properties now owned by the Company or Dogloo, except for such conflicts or violations as would not, singly or in the aggregate, have a Material Adverse

               Effect and except for indebtedness and other obligations that will be repaid in connection with the Transactions.

                    (8) No order, consent, permit or approval of any New York, California or federal governmental authority that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Company is required on the part of the Company for the execution and delivery of, and performance of its obligations under this Agreement, the Indenture, the Notes and the Registration Rights Agreement that are required to be performed on or before the Closing Date except in each case as have been obtained or made prior to the Closing Date and except that no opinion need be expressed with regard to any consents, authorizations, orders or approvals under the Blue Sky or securities laws of any jurisdiction.

                    (9) To such counsel's actual knowledge, there is no legal or governmental proceeding pending or threatened which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 and is not so described.

                    (10) Neither the Company nor Dogloo is and, after giving
               effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, the Company will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                    (11) Each of the Preliminary Offering Memorandum and the
               Offering Memorandum, as of its date, complied with the requirements of Rule 144A(d)(4) under the Act.

                    (12) No registration under the Act of the Series A Notes or qualification of the Indenture under the TIA is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming (i) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement and (ii) the accuracy of the representations and agreements of the Company set forth in this Agreement and (iii) that the offer, sale and delivery of the Series A Notes have been made as contemplated by this Agreement and the Offering Memorandum.

          Such counsel may state that such opinions are limited to matters governed by the Federal laws of the United States of America and the laws of the States of New York and California; may assume the validity of the matters set forth in the opinion of Liddell, Sapp, Zivley, Hill & LaBoon LLP, to be delivered to the Initial Purchasers on the Closing Date pursuant to Section 9(e)B; and may include in its opinion customary qualifications and assumptions reasonably satisfactory to the Initial Purchasers and their counsel.

          In addition, O'Melveny & Myers LLP shall state that in connection with such counsel's participation in the preparation of the Preliminary Offering Memorandum and the Offering Memorandum, such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that such counsel is unable to assume, and such counsel does not assume any responsibility for, such accuracy, complete ness or fairness. However, on the basis of such counsel's review and participation in conferences in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum, and relying as to materiality to a large extent upon opinions of officers and other representatives of the Company and Dogloo, such counsel does not believe that the Offering Memorandum (as amended or supplemented, if applicable) as of its date or as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not make any statement with respect to the financial statements (including the pro forma financial information) and the notes thereto and the schedules and other financial and statistical data included in the Offering Memorandum).

               B. An opinion, dated the Closing Date, from Liddell, Sapp, Zivley, Hill & LaBoon, LLP, special Texas counsel for the Company, substantially to the effect that:

               (1) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Texas and has full corporate power and authority to carry on its business and to own, lease and operate its properties as described in the Offerng Memorandum. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under each Operative Document to which it is a party.

                    (2) All of the outstanding shares of capital stock of the Company have duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive or similar rights.

                    (3) Each of this Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

                    (4) The Series A Notes have been duly authorized, executed and delivered by the Company. The Series B Notes have been duly authorized by the Company.

                    (5) The execution, delivery and performance by the Company of each Operative Document to which it is a party, the issuance and sale of the Series A Notes as contemplated by this Agreement and the consummation of the transactions contemplated by this Agreement, each other Operative Document and the Offering Memorandum will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency in the State of Texas (except such as may be required under the securities or Blue Sky laws of such state), or (ii) violate the charter or bylaws of the Company, except in the case of clause (i) above for such conflicts or violations as would not, singly or in the aggregate, have a Material Adverse Effect.

          Such counsel may state that such opinions are limited to matters governed by the Federal laws of the United States of America and the laws of the State of Texas and may include in its opinion customary qualifications and assumptions reasonably satisfactory to the Initial Purchasers and their counsel.

               (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom

LLP, special counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

               (g) The Initial Purchasers shall have received an opinion from Houlihan Lokey Howard & Zukin Financial Advisors (satisfactory to the Initial Purchasers and their counsel) dated the Closing Date, to the effect that, immediately after and after giving effect to the Offering and the New Credit Facility and the application of the net proceeds therefrom as described in the Offering Memorandum, with respect to the Company on a consolidated basis, (i) on a pro forma basis the fair value and present fair saleable value of the Company's assets would exceed the Company's stated liabilities and identified contingent liabilities; (ii) the Company should be able to pay its debts as they become absolute and mature; and (iii) the capital remaining in the Company after the consummation of the Transactions would be unreasonably small for the business in which the Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transactions.

               (h) The Initial Purchasers shall have received (i) at the time this Agreement is executed, letters dated the date hereof in form and substance satisfactory to the Initial Purchasers from Ernst & Young LLP, KPMG Peat Marwick LLP and Grant Thornton LLP, independent public accountants, and (ii) at the Closing Date a letter dated the Closing Date from Ernst & Young LLP, in each case containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (i) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

               (j) The Company shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

               (k) The Company and the Trustee shall have executed the Indenture and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Trustee.

               (l) Concurrently with the offering of the Series A Notes as contemplated hereby and by the Offering Memorandum, (i) the Merger will become effective, (ii) the New Credit Facility will become effective, and (ii) the Company will use the proceeds from the offering of the Series A Notes and from the New Credit Facility in the manner described in the Offering Memorandum under the caption "Use of Proceeds" (including the repayment in full of all the Company's obligations under the Bridge Notes (as defined in the Offering Memorandum) and the New Credit Facility, which will thereupon be cancelled and no longer outstanding or available). The Initial Purchasers acknowledge that certain of the capital stock redemptions included as part of the Transactions will not be effected concurrently with the offering of the Series A Notes, but with respect to such Transactions, the Company hereby covenants to use proceeds from the offering of the Series A Notes and from the New Credit Facility in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

               (m) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          10.  Effectiveness of Agreement and Termination.  This Agreement shall
               ------------------------------------------
become effective upon the delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and would, in the Initial Purchasers' judgment, make it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse affect on the financial markets in the United States and would, in the Initial Purchasers' judgment, make it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          If on the Closing Date any of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it has agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          11.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (i) if to the Company, to Doskocil Manufacturing Company, Inc., 4209 Barnett, Arlington, Texas 76017, Attention:
Chief Financial Officer, with a copy to O'Melveny & Myers LLP, 610 Newport Center Drive, Suite 1700, Newport Beach, California 92660, Attention: Joseph J. Herron, Esq., (ii) if to any Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071,
Attention:

Nick P. Saggese, Esq. or (iii) in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, Dogloo and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of an Initial Purchaser, the officers or directors of an Initial Purchaser, any person controlling an Initial Purchaser, the Company, Dogloo, the officers or directors of the Company or Dogloo, or any person controlling the Company or Dogloo, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(h) hereof. The Company also agrees to reimburse the Initial Purchasers, their respective directors and officers and any person controlling either of the Initial Purchasers for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 8, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Initial Purchasers.

                                    Very truly yours,

                                    DOSKOCIL MANUFACTURING COMPANY, INC.

                                    By: /s/ Donald J Fritschen
                                       ---------------------------------------
                                       Name:  Donald J Fritschen
                                       Title: Vice President and CFO

                                    The foregoing Purchase Agreement
                                    is hereby confirmed and accepted
                                    as of the date first above written.

                                    DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION
                                    NATIONSBANC CAPITAL MARKETS, INC.

                                    By:  DONALDSON, LUFKIN & JENRETTE
                                         SECURITIES CORPORATION

                                    By:_______________________________________
                                       Name:
                                       Title:

          Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Initial Purchasers.

                                    Very truly yours,

                                    DOSKOCIL MANUFACTURING COMPANY, INC.

                                    By:_______________________________________
                                       Name:
                                       Title:

                                    The foregoing Purchase Agreement
                                    is hereby confirmed and accepted
                                    as of the date first above written.

                                    DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION
                                    NATIONSBANC CAPITAL MARKETS, INC.


                                    By:  DONALDSON, LUFKIN & JENRETTE
                                         SECURITIES CORPORATION

                                    By:  /s/ Donald S. Kingsley
                                        ----------------------------------------
                                       Name:  Donald S. Kingsley
                                       Title: Vice President

                                  SCHEDULE A


                                                  Principal Amount
            Initial Purchaser                         of Notes
            -----------------                     ----------------
Donaldson, Lufkin & Jenrette
 Securities Corporation........................       $59,500,000
NationsBanc Capital Markets, Inc...............       $25,500,000
                                                      ===========
    Total......................................       $85,000,000